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On April 16, 2014, Morgans Hotel Group Co. made available the following content at www.ProtectValueatMorgans.com:

Disclaimer

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This website and the documents contained herein may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict, “ “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of our joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses; the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to maintain its properties at the quality of the Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control; the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s; and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2014, and other documents filed by the Company with the SEC from time to time. All forward-looking statements on this website are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even

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MORGANS

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Thank you for visiting ProtectValueatMorgans.com. Your vote at this year’s Annual Meeting is important! It will determine the future of Morgans Hotel Group and directly impact the value of your investment.

Since Morgans stockholders overwhelmingly voted to elect seven new directors at last year’s annual meeting, the Morgans Board has created a strong foundation for significant value creation for the benefit of all stockholders. We ask for your ongoing support – by voting the WHITE proxy card – so that Morgans’ Board and management can continue to execute on its strategy and maximize value for stockholders.

This website contains important information about Morgans Hotel Group’s upcoming Annual Meeting scheduled for May 14, 2014 including how to vote your shares, press releases, letters to stockholders, our investor presentation (when available), biographies of our nominees, and our proxy statement.

We encourage you to read the materials contained on this site carefully and to check back often for frequent updates.

We thank you for your support.

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PRESS RELEASES

Morgans Hotel Group Sends Letter to Stockholders and Files Definitive Proxy Materials

04.16.2014

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LETTER TO STOCKHOLDERS

04.16.2014 April 16, 2014

Letter to Stockholders

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INVESTOR PRESENTATION

The investor presentation will be posted here shortly.

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OUR DIRECTORS

This year, we have nominated two new independent directors with extensive industry experience. Marty Edelman and Michelle Russo, to accompany the six of the incumbent directors up for election at the 2014 Annual Meeting. We have also nominated to our slate a designee of The Yucaipa Cos in accordance with the existing stock purchase agreement with Yucaipa. Below please find bios for all nine of our directors.

Jason T. Kalisman

John Dougherty

Mahmood Khimji

Jonathan Langer

Andrea L. Olshan

Michael E. Olshan

Martin Edelman

Michelle S. Russo

Derex Walker

JASON T. KALISMAN

Chairman of the Board

Jason T. Kalisman, CFA, was appointed Chairman of our Board of Directors in June 2013. He also served as a member of our Corporate Governance and Nominating Committee from July 2011 through March 2013 and has been one of our Directors since April 2011. Mr. Kalisman is the Founder and Chief Executive Officer of The Talisman Group, an investment firm. He is also founding member of OTK Associates, LLC. Prior to founding The Talisman Group in 2012. Mr. Kalisman was a Vice President of GEM Realty Capital, Inc. from 2010 to 2012 a Financial Analyst in 2009 and an Associate in both the Real Estate and

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Jason T. Kalisman, CFA, was appointed Chairman of our Board of Directors in June 2013. He also served as a member of our Corporate Governance and Nominating Committee from July 2011 through March 2013 and has been one of our Directors since April 2011. Mr. Kalisman is the Founder and Chief Executive Officer of The Talisman Group, an investment firm. He is also founding member of OTK Associates, LLC. Prior to founding The Talisman Group in 2012, Mr. Kalisman was a Vice President of GEM Realty Capital, Inc. from 2010 to 2012, a Financial Analyst in 2009, and an Associate in both the Real Estate and Structured Products Groups at Goldman Sachs from 2001 to 2007. From 2008 to 2010, Mr. Kalisman attended Stanford Graduate School of Business where he earned his Master of Business Administration and was also a recipient of their Certificate in Global Management. Mr. Kalisman was awarded his Bachelor of Arts degree in Economics from Harvard College. Mr. Kalisman has also earned the right to use the Chartered Financial Analyst designation.

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JOHN DOUGHERTY

John Dougherty joined our Board of Directors in June 2013 and is Chairman of our Audit Committee and a member of our Compensation Committee. Since 1986, Mr. Dougherty has been Vice President of Olshan Hotel Management, Inc., a hotel management company, where he handles development, operations and the management of 7 Hilton and Marriott hotels. Mr. Dougherty is also a director of Olshan Hotel Management, Inc. Mr. Dougherty holds a Bachelor of Science degree from the Cornell University School of Hotel Management.

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MAHMOOD KHIMJI

Mahmood Khimji joined our Board of Directors in June 2013 and is member of our Compensation Committee. Since 1988, Mr. Khimji has been the Co-Founder and Principal of Highgate Holdings, a fully integrated hospitality management and real estate investment company. Mr. Khimji has previously served on the boards of Interstate Hotels & Resorts Inc. and MeriStar Hospitality Corporation. Mr. Khimji is a graduate of Columbia Law School.

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JONATHAN LANGER

Jonathan Langer joined our Board of Directors in June 2013 and is a member of our Audit Committee and Corporate Governance and Nominating Committee. Since 2011, Mr. Langer has been a Partner at Fireside Investments, a private investment firm. From March 2010 to March 2011, Mr. Langer worked in private investing at Bain Capital. From 1994 to 2009, Mr. Langer was a Managing Director at Goldman, Sachs & Co. Mr. Langer has also served as a director of Kerzner International Resorts, Inc., Hilton Hotels & Resorts, and Strategic Hotel Capital. Mr. Langer graduated from The Wharton School of the University of Pennsylvania with a Bachelor of Science in Economics degree.

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ANDREA L. OLSHAN

Andrea L. Olshan joined our Board of Directors in June 2013 and is Chairman of our Compensation Committee and a member of our Audit Committee and Corporate Governance and Nominating Committee. Since 2011, Ms. Olshan has served as Chief Executive Officer of Olshan Properties, a full-service real estate operating and investing company. Prior to her appointment as Chief Executive Officer, Ms. Olshan served as Chief Operating Officer of Olshan Properties from 2008 to 2011 and was

ANDREA L. OLSHAN

Andrea L. Olshan joined our Board of Directors in June 2013 and is Chairman of our Compensation Committee and a member of our Audit Committee and Corporate Governance and Nominating Committee. Since 2011, Ms. Olshan has served as Chief Executive Officer of Olshan Properties, a full-service real estate operating and investing company. Prior to her appointment as Chief Executive Officer, Ms. Olshan served as Chief Operating Officer of Olshan Properties from 2008 to 2011 and was responsible for overseeing development, management, leasing, investment, and operations across all properties. Ms. Olshan currently serves as a director of Olshan Properties. Ms. Olshan graduated magna cum laude from Harvard University and holds a Masters in Business Administration from the Columbia Graduate School of Business.

MICHAEL E. OLSHAN

Michael E. Olshan joined our Board of Directors in June 2013 and is Chairman of our Corporate Governance and Nominating Committee. In July 2009, Mr. Olshan founded O-CAP Management, L.P., a private investment fund that focuses primarily on hard asset sectors such as real estate, infrastructure, and natural resources, and currently serves as the Chairman and Managing Partner. Mr. Olshan has been a Manager of OTK Associates, LLC, an investment firm, since 2008. From March 2007 to July 2009. Mr. Olshan served as a Managing Director at JANA Partners LLC, an investment advisory firm, where he was part of an investment team overseeing a multi-billion dollar investment fund and focused on sourcing and analyzing event-driven opportunities primarily in REIT, real estate, lodging, gaming, and financial sectors throughout North America and Europe. Mr. Olshan also serves as a director of Mall Properties, Inc., a privately owned real estate firm that specializes in the development, acquisition and management of commercial real estate. Mr. Olshan graduated cum laude from Harvard University.

MARTIN EDELMAN

Marty Edelman is an attorney at Paul Hastings LLP with more than 30 years of experience in real estate and corporate mergers and acquisitions transactions. Mr. Edelman specializes in all stages of legal development of pioneering financial structures, including participating debt instruments, institutional joint ventures in real estate, and joint ventures between U.S. financial sources and European real estate companies. He has also done extensive work in Europe, Canada, Mexico, Japan, the Middle East, and Latin America.

MICHELLE S. RUSSO

Michelle Russo, President of hotelAVE, has more than 25 years of practical, hands-on experience with hotels, restaurants, resorts, convention centers, real estate, and finance. Ms. Russo is highly experienced in strategic asset positioning, management contract negotiations and interacting with senior level brand and management executives on behalf of the portfolio. Ms. Russo has worked on hundreds of hotel assets across the U.S.

DEREX WALKER

Derex Walker has been a transaction partner at The Yucaipa Companies, LLC continuously since January

MICHELLE S. RUSSO

Michelle Russo, President of hotelAVE, has more than 25 years of practical, hands-on experience with hotels, restaurants, resorts, convention centers, real estate, and finance. Ms. Russo is highly experienced in strategic asset positioning, management contract negotiations and interacting with senior level brand and management executives on behalf of the portfolio. Ms. Russo has worked on hundreds of hotel assets across the U.S.

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DEREX WALKER

Derex Walker has been a transaction partner at The Yucaipa Companies, LLC continuously since January 2006. His principal focus at Yucaipa is on sourcing and structuring investments in financially distressed companies and monitoring those investments. He has played a leading role in several of Yucaipa's investments, including Barneys New York, Yellowstone Club, and AlliedSystems Holdings, Inc. where he served as chairman of the board from May 2007 to December 2013. Before joining Yucaipa, he was a principal at Miller Buckfire & Co. and its predecessor, Dresdner Kleinwort Wasserstein's financial restructuring group from June 1999 to December 2005. Prior to that, he was a corporate lawyer specializing in mergers and acquisitions at Skadden, Arps, Slate, Meagher & Flom LLP from 1995 to 1999, and a marketing research analyst at Kraft General Foods from 1988 to 1990. Mr. Walker's advisory experience includes representing Kmart, Aurora Foods, Interstate Bakeries, Tommy Hilfiger, Carmike Cinemas, ICO Global Communications, County Seat and Mid-American Waste. He received a JD from the University of Chicago Law School in 1995, an MBA from the University of Chicago Graduate School of Business in 1992, and a BBA from Howard University in 1988. He was the editor-in chief of The University of Chicago Law School Roundtable from 1994 to 1995. Mr. Walker would bring to the Board his valuable legal and business expertise, including his extensive transactional and advisory experience.

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SEC FILINGS

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Please click here for all of Morgans Hotel Group’s SEC filings.

Letter to Stockholders

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CONTACTS

Investor Contacts:

Okapi Partners LLC

Bruce Goldfarb/Charles Garske/Lisa Patel

(877) 796-5274

info@okapipartners.com

Media Contacts:

Sard Verbinnen & Co

Dan Gagnier/Nathaniel Garnick

(212) 687-8080

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HOW TO VOTE

Your vote will determine the future of Morgans and will directly impact the value of your investment. We urge you to vote your WHITE proxy card today FOR the Company’s nine highly-qualified director nominees.

Contact Okapi Partners

Bruce Goldfarb/Charles Garske/Lisa Patel

(877) 796-5274

info@okapipartners.com

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IMPORTANT INFORMATION

FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This website and the documents contained herein may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to. among other things, the operating performance of our investments and financing needs. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ materially from those expressed in any forward-looking statement. Important risks and factors that could cause our actual results to differ materially from those expressed in any forward-looking statements include, but are not limited to economic, business, competitive market and regulatory conditions such as: a sustained downturn in economic and market conditions, both in the U.S. and internationally, particularly as it impacts demand for travel, hotels, dining and entertainment; the Company’s levels of debt, its ability to refinance its current outstanding debt, repay outstanding debt or make payments on guaranties as they may become due, general volatility of the capital markets and the Company’s ability to access the capital markets and the ability of our joint ventures to do the foregoing; the impact of financial and other covenants in the Company’s loan agreements and other debt instruments that limit the Company’s ability to borrow and restrict its operations; the Company’s history of losses’ the Company’s ability to compete in the “boutique” or “lifestyle” hotel segments of the hospitality industry and changes in the competitive environment in the Company’s industry and the markets where it invests; the Company’s ability to protect the value of its name, image and brands and its intellectual property; risks related to natural disasters, terrorist attacks, the threat of terrorist attacks and similar disasters; risks related to the Company’s international operations, such as global economic conditions, political or economic instability, compliance with foreign regulations and satisfaction of international business and workplace requirements; the Company’s ability to timely fund the renovations and capital improvements necessary to maintain its properties at the quality of the Morgans Hotel Group and associated brands; risks associated with the acquisition, development and integration of properties and businesses; the risks of conducting business through joint venture entities over which the Company may not have full control the Company’s ability to perform under management agreements and to resolve any disputes with owners of properties that the Company manages but does not wholly own; potential terminations of management agreements; the impact of any material litigation, claims or disputes, including labor disputes; the seasonal nature of the hospitality business and other aspects of the hospitality industry that are beyond the Company’s; and other risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on March 13, 2014. and other documents filed by the Company with the SEC from time to time. All forward-looking statements on this website are made as of the date hereof, based upon information known to management as of the date hereof, and the Company assumes no obligations to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

IMPORTANT ADDITIONAL INFORMATION

On April 16, 2014, the Company filed a definitive proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2014 Annual Meeting of Stockholders. Stockholders are strongly advised to read the Company’s 2014 proxy statement because it contains important information. Stockholders may obtain a free copy of the 2014 proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov or the Company’s website at www.morganshotelgroup.com.

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